SUB-LEASE

          BY:  UNIVERSITY OF NEW ORLEANS          STATE OF LOUISIANA
               RESEARCH AND TECHNOLOGY
               FOUNDATION, INC.

               TO:AVONDALE INDUSTRIES, INC.  PARISH OF JEFFERSON

               This Sub-Lease is effective as of the 16th day of May, 1997, by and between:

                            UNIVERSITY OF NEW ORLEANS RESEARCH
                             AND TECHNOLOGY FOUNDATION, INC.
               a Louisiana non-profit corporation, represented herein by its duly authorized President, Paul A. Nalty, with its registered office located at UNO TEC Center, 1600 Canal Street, Suite 1400, New Orleans, Louisiana 70112, (hereinafter "Sub-Lessor" or the "Foundation" interchangeably); and

                              AVONDALE INDUSTRIES, INC.
               a Louisiana corporation, with its registered office located at 5100 River Road, Avondale, Louisiana 70094, represented herein by its duly authorized officer, Thomas M. Kitchen, Vice President and Chief Financial Officer, (hereinafter "Sub-Lessee" or "Avondale" interchangeably)

          upon the following terms and conditions:

                              ARTICLE I - DEFINED TERMS
               The terms as used in this Sub-Lease shall have the same meanings as the terms used in the Ground Lease between the Board of Supervisors of Louisiana State University and Agricultural and Mechanical College, acting on behalf of University of New Orleans (the "Lessor"), and the Foundation effective as of 16th day of
                                                               ----
          May, 1997 (the "Ground Lease"), unless otherwise stated herein.

                           ARTICLE II - SUB-LEASED PREMISES
               The Sub-Leased premises shall be the same as the Leased Premises as defined in the Ground Lease which is the Land as described below together with the Facilities to be constructed on the Land, the Facility Equipment located therein and the right of uninterrupted access to and from all streets and roads now or hereafter adjoining the Land for vehicular and pedestrian ingress and egress (the "Sub-Leased Premises").

               The Land is described as follows:

               A certain portion of ground located in Fairfield Plantation, in Section 1, T13S, R23E, Southeast District of Louisiana, West of the Mississippi River, Jefferson Parish, Louisiana, in an area bounded by La. State Highway No. 18, La. State Highway No. 541, and the Mississippi River, designated as Lot AV-2 containing 4.5772 acres more or less and described as follows:

               Commence from the point where the northerly right of way line of La. State Highway No. 18 turns to intersect the westerly right of way line of La. State Highway No. 541 and go in a westerly direction along the northerly right of way line of La. State Highway No. 18 a distance of 2292.24 feet to the southeast corner of Lot AV-2, the POINT OF BEGINNING. Thence continue along the northerly right of way line of La. State Highway No. 18, North 83 degrees 08 minutes 16 seconds West a distance of 514.10 feet; thence go North 17 degrees 09 minutes 16 seconds East a distance of 479.00 feet; thence go South 59 degrees 13 minutes 41 seconds East a distance of 259.78 feet; thence go North 54 degrees 57 minutes 45 seconds East a distance of 224.16 feet; thence go South 4 degrees 10 minutes 36 seconds West a distance of 516.27 feet to the POINT OF BEGINNING.

               All as shown on a survey by Dufrene Surveying & Engineering Inc. dated January 8, 1997 for First American Title Insurance Company, Avondale Industries, Inc. and Marrero Land and Improvements Assn., LTD; a copy of which is attached hereto as Exhibit "A".

                               ARTICLE III - SUB-LEASE
               The Sub-Lessor hereby sub-leases to the Sub-Lessee and the Sub-Lessee lets from the Sub-Lessor the Sub-Leased Premises above described on the following terms and conditions.

                          ARTICLE IV - CONDITION PRECEDENT
               This Sub-Lease is contingent upon the execution of the Cooperative Endeavor Agreement as defined in the Ground Lease and the execution of the Ground Lease.

                            ARTICLE V - TERM OF SUB-LEASE
               This Sub-Lease is for a term of fifty (50) years, commencing on the "Effective Date" of the Ground Lease.

                            ARTICLE VI - SUB-LEASE RENTAL
               Sub-Lessee agrees during the first twelve (12) years of the Sub-Lease from 1997-2008 to pay as rental the sum of One Hundred Thousand and no/100 ($100,000.00) Dollars per year that shall be due on the later of September 1 of each year or the day after written confirmation is received by Sub-Lessee that the Foundation has received the payment set forth in Article IV (C) of the Cooperate Endeavor Agreement from the State of Louisiana and that the Foundation has made the required payment due on the loan for the Facilities and/or the Facility Equipment.

               In the event a payment from the State referred to above is not received by the Foundation for a particular year and if Sub-Lessee makes a payment for the Foundation on the loan financing the Facilities and/or the Facility Equipment as a result of non-payment by the State, Sub-Lessee will not be obligated to pay rent for that year. However, if the State subsequently makes a payment that reimburses the Foundation for a missed payment, if any, and Sub-Lessee recovers the payment it made for the Foundation, then Sub-Lessee shall simultaneously make a retroactive rental payment of $100,000.00 for that year.

               Beginning September 1, 2009 and for each year thereafter during the term of the Sub-Lease, rent in the amount of One Hundred Thousand and No/100 ($100,000.00) Dollars shall be due on September 1 of each year.

               Rent payments shall be paid to Sub-Lessor at 1600 Canal Street, Suite 1400, New Orleans, Louisiana 70112.

               Rent not paid within ten (10) days of the date due shall be considered delinquent, at which time a late charge of ten (10%) percent per annum until paid shall be assessed to and paid by Sub-Lessee.

               Notwithstanding anything to the contrary set forth above in this Article, during the initial year of the lease if the Facilities are not ready for occupancy by September 1, 1997, rent shall be due on the Date of Opening as defined in the Ground Lease and for each month the Date of Opening occurs after September 1, 1997, the rent due for the initial year shall be reduced by Eight Thousand Three Hundred Thirty-Three and No/100 ($8,333.00) Dollars.

                        ARTICLE VII - CREDIT FOR DEBT PAYMENT
          In the event that Avondale is called upon and does make payment on any debt obligations of the Foundation for the Facilities and/or the Facility Equipment, Avondale shall be given a dollar for dollar credit towards any price paid by Avondale for the Facilities if Avondale is ever granted the option to purchase the Facilities from the Foundation and does so complete the purchase.

                    ARTICLE VIII - SPECIAL CONDITIONS OF SUB-LEASE
               8.1 Right of Use. Sub-Lessor shall enter into a Right of Use Agreement with the Lessor for the benefit of the University of New Orleans School of Naval Architecture and Marine Engineering (the "University") providing to the University the initial right to use approximately twelve thousand (12,000) square feet of space (to be increased to twenty-one thousand (21,000) square feet of space no later than January 1, 2002) in the Facilities to be built on the Land, all as more particularly shown on Exhibit "A", attached to the Ground Lease. The space furnished to the University in the Facilities shall be furnished and equipped as mutually agreed upon by the University and Avondale.

               8.2 Construction Contract and Supervision of Construction. Avondale has entered into a Construction Contract with Broadmoor Construction Company as general contractor for construction of the Facilities. Within ten (10) days of the execution of this Sub-Lease, Avondale shall assign the Construction Contract to the Foundation. However, Avondale agrees to supervise and monitor the construction of the Facilities through completion as agent for the Foundation.

               8.3 Triple Net Sub-Lease. Sub-Lessee shall be responsible and assume all obligations imposed on Sub-Lessor by the Ground Lease. In particular, but not as a limitation, Sub-Lessee shall pay all utilities, insurance costs, taxes assessed to the Land and Facilities, if any, and shall pay all costs of maintenance and repair for the Facilities and other improvements without the Sub-Lessor having any responsibility therefor.

                       ARTICLE IX - USE OF SUB-LEASED PREMISES
               9.1 The Sub-Leased Premises described above are leased to Sub-Lessee for the purpose of using the Premises for support of Avondale's LPD-17 contract with the Navy, other marine ship building or conversion contracts and for providing space for the University's School of Naval Architecture and Marine Engineering or for any purpose within its mission that is not incompatible with Avondale's use of the Facilities. Use for any other purpose shall require Sub-Lessor's and Lessor's prior written consent.

               9.2 Sub-Lessee agrees to comply with all applicable law, ordinances and regulations in connection with its use of the Sub-Leased Premises and agrees to keep the Sub-Leased Premises in a clean and sanitary condition.

               9.3 Sub-Lessee shall not store any hazardous chemicals or waste on the Sub-Leased Premises nor shall it conduct any activity thereon which shall results in the contamination of all or any part of the Sub-Leased Premises with hazardous materials.

               9.4 Sub-Lessee shall not conduct on the Sub-Leased Premises any business deemed extra hazardous, a nuisance, or which might require Sub-Lessor's insurance premiums to increase.

                         ARTICLE X - MEMORANDUM OF SUB-LEASE
          Neither  Sub-Lessor nor Sub-Lessee shall file this Sub-Lease for record in the public records or any public place without the written consent of the other. In lieu thereof, Sub-Lessor and Sub-Lessee agree to execute in recordable form a Memorandum of Lease in the form of Exhibit "_____" attached hereto. Such Memorandum shall be filed of record in the Parish of Jefferson, State of Louisiana.

                     ARTICLE XI - GROUND LEASE TERMS APPLICABLE
               Lease Terms Applicable to Sub-Lease: All terms, conditions, and obligations of the Ground Lease are incorporated herein as if copied herein in extenso. Sub-Lessee shall be bound by, shall assume and comply with and shall discharge each and every obligation, covenant, condition or restriction imposed upon Sub-Lessor under the terms of the Ground Lease with regard to the Sub-Leased Premises or its use and occupancy. Without limitation of the foregoing, each and every provision of the Ground Lease whereby Sub-Lessor releases Lessor, agrees to the limitation of liability of Lessor or agrees to indemnify Lessor shall be binding upon Sub-Lessee and shall enure to the benefit of Lessor, as if the name of Sub-Lessee were substituted in each such provision in place of the name of Sub-Lessor. In the event of a conflict between the Ground Lease and this Sub-Lease, the terms of the Ground Lease shall control. Except as otherwise provided herein, all rights and obligations of Sub-Lessor and Sub-Lessee shall be the same as those of Lessor and Lessee, respectively, as provided by the Ground Lease, as if the name of the Sub-Lessor were substituted for Lessor and the name of the Sub-Lessee were substituted for Lessee.

                                ARTICLE XII - NOTICES
               Notices. Notices or communications to Sub-Lessor or Sub-Lessee required or appropriate under this Sub-Lease shall be in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) registered or certified United States mail, postage prepaid, or (d) prepaid telecopy if confirmed by expedited delivery service or by mail in the manner previously described, addressed as follows:

          IF TO SUB-LESSOR:
               Norma Grace
               University of New Orleans Research and Technology Foundation UNO TEC Center
               1600 Canal Street, Suite 1400
               New Orleans, Louisiana   70112
               Telecopy: (504) 539-9205

               IF TO SUB-LESSEE:
               Thomas M. Kitchen,
               Vice President and Chief Financial Officer
               Avondale Industries, Inc.
               (with copy to Eugene K. Simon, Jr.)
               5100 River Road
               Avondale, Louisiana   70094
               Telecopy: (504) 436-5304

               or to such other address or to the attention of such other person as hereafter shall be designated in writing by such party. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail as of the date of deposit in the mail in the manner provided herein, or in the case of telecopy, upon receipt.

                            ARTICLE XIII - RIGHT OF SUB-LESSEE
                              TO CURE DEFAULT OF SUB-LESSOR
               Both Lessor and Sub-Lessor  shall  give Sub-Lessee notice of any default of Sub-Lessor, and Sub-Lessee shall be granted thirty (30) days in which to cure any default of Sub-Lessor. Any payment made by Sub-Lessor or its designees on behalf of Sub-Lessee shall be credited against any rental payments due under this Agreement.

                           ARTICLE XIV - DEFAULT OF SUB-LESSEE
               Any of the following events shall be deemed to be an "event of default" by Sub-Lessee under this Sub-Lease.

               14.1.Sub-Lessee shall fail to pay any sum required to be paid to Sub-Lessor under the terms and provisions of this Sub-Lease and such failure shall not be cured within thirty
               (30) days after Sub-Lessee's receipt of written notice from Sub-Lessor of such failure, provided that on the third such failure no notice of default shall be required.


               14.2.The taking by execution of Sub-Lessee's leasehold interest for the benefit of any Person.

               14.3.Sub-Lessee shall fail to perform any covenant or agreement, other than the payment of money, required to be performed by Sub-Lessee under the terms and provisions of this Sub-Lease and such failure shall not be cured within thirty (30) days after receipt of written notice from Sub-Lessor of such failure; provided that if during such thirty
               (30) day period, Sub-Lessee takes action to cure such failure but is unable, by reason of the nature of the work involved to cure such failure within such period and continues such work thereafter diligently and without unnecessary delays, such failure shall not constitute an Event of Default hereunder until the expiration of ninety
               (90) days after such thirty (30) day period to cure such failure.

               14.4.A court having jurisdiction in the premises shall enter an order for relief in any involuntary case commenced against Sub-Lessee, as debtor, under the Federal Bankruptcy Code, as now or hereafter constituted, or the entry of a decree or order by a court having jurisdiction in the premises appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of or for Sub-Lessee or any substantial part of the properties of Sub-Lessee or ordering the winding up or liquidation of the affairs of Sub-Lessee, and the continuance of any such decree or order unstayed and in effect for a period of ninety (90) consecutive days.

               14.5.The commencement by Sub-Lessee of a voluntary case under the Federal Bankruptcy Code, as now or hereafter constituted, or the consent or acquiescence by Sub-Lessee to the commencement of a case under such Code or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of or for Sub-Lessee or any substantial part of the properties of the Sub-Lessee.

                              ARTICLE XV - INTERVENTION
               15.1 Intervention of Lessor: And now into these presents intervenes the Board of Supervisors of Louisiana State University and Agricultural and Mechanical College, acting herein on behalf of University of New Orleans, Lessor, who consents to this Sub-Lease in favor of Sub-Lessee, but without waiving, modifying or abridging any provision of the Ground Lease and to consent to Article XI.

               Sub-Lessor has executed this Sub-Lease in New Orleans,
                                                         -----------
               Louisiana, in the presence of the undersigned witnesses on the 20 day of May, 1997.
                   --
               WITNESSES AS TO SUB-LESSOR:   SUB-LESSOR:
                                             UNIVERSITY OF NEW ORLEANS
                                             RESEARCH AND TECHNOLOGY
                                             FOUNDATION, INC.

               /s/ ROBERT GREMILLION JR
                   --------------------

               /s/ LESLIE C. LEVY            By: /s/ PAUL A. NALTY
                   --------------                    -------------
                                                 Paul A. Nalty,
                                                 President

                                             TIN:__________________

               Sub-Lessee has executed this Sub-Lease in Avondale,
                                                         --------
               Louisiana in the presence of the undersigned witnesses on the 16th day of May, 1997.
                   ----

               WITNESSES AS TO SUB-LESSEE:   SUB-LESSEE:
                                             AVONDALE INDUSTRIES, INC.

               /s/ ROBIN L. DEMPSEY
                   ----------------

               /s/ JACKIE H. WALKER          By: /s/ THOMAS M. KITCHEN
                   ----------------                  -----------------
                                             Thomas M. Kitchen, Vice
                                               President and Chief
                                               Financial Officer

                                             TIN: 39-1097012
                                                  ----------


               Intervenor has executed this Sub-Lease in Baton Rouge,
                                                         -----------
               Louisiana, in the presence of the undersigned witnesses on the 25th day of May, 1997.
                      ----
               WITNESSES AS TO INTERVENOR:   INTERVENOR:
                                             BOARD OF SUPERVISORS OF
                                             LOUISIANA STATE UNIVERSITY
                                             AND AGRICULTURAL AND
                                             MECHANICAL COLLEGE

               /s/ JANICE M. WILLIAMS
                   ------------------

               /s/ (illegible) G. HOWELL     By: /s/ ALLEN A. COPPING
                   ------------------            --------------------
                                             Allen A. Copping,
                                             President,
                                             The Louisiana State University
                                             System




               STATE OF LOUISIANA
               PARISH OF __________________

                     On this 20th day of May, 1997, before the undersigned
               Notary  Public, personally appeared: PAUL A. NALTY
                                                    -------------
               who after being duly sworn, declared that he is the President of the University of New Orleans Research and Technology Foundation, Inc. and that he is duly authorized to execute the foregoing Sub-Lease on behalf of the University of New Orleans Research and Technology Foundation, Inc. and acknowledges that he has done so as his free act and deed.

                                        UNIVERSITY OF NEW ORLEANS RESEARCH
                                        AND TECHNOLOGY FOUNDATION, INC.

                                        By: /s/ PAUL A. NALTY
                                                -------------
                                        Paul A. Nalty, President



                                        /s/ ELIZABETH M. WILLIAMS
                                            ---------------------
                                            Notary Public

                STATE OF LOUISIANA
                PARISH OF Jefferson
                          ---------
                On this 16th day of May, 1997, before the undersigned Notary
                        ----
                Public, personally appeared: THOMAS M. KITCHEN
                                             -----------------
                who after being duly sworn, declared that he is the Vice-President and Chief Financial Officer of AVONDALE INDUSTRIES, INC. and that he is duly authorized to execute the foregoing Sub-Lease on behalf of Avondale Industries, Inc. and acknowledges that he has done so as his free act and deed.

                                        AVONDALE INDUSTRIES, INC.

                                        By: /s/ THOMAS M. KITCHEN
                                            ---------------------
                                        Thomas M. Kitchen
                                        Vice President and Chief Financial
                                         Officer


                                        /s/ A. BLOMKALNS
                                            ------------
                                        Notary Public

                 STATE OF LOUISIANA
                 PARISH OF EAST BATON ROUGE
                           ----------------

                 On this 25th day of May, 1997, before the undersigned Notary
                         ----
                 Public, personally appeared: ALLEN A. COPPING
                                              ----------------
                 who after being duly sworn, declared that he is the President of the Louisiana State University System and that he is duly authorized to execute the foregoing Sub-Lease on behalf of The Louisiana State University System, and acknowledges that he has done so as his free act and deed.

                                        BOARD OF SUPERVISORS LOUISIANA STATE
                                        UNIVERSITY AND AGRICULTURAL AND
                                        MECHANICAL COLLEGE

                                        By: /s/ ALLEN A. COPPING
                                                ----------------
                                        Allen A. Copping, President
                                        The Louisiana State University System


                                        /s/ LAURA A. DAVIS
                                            --------------
                                            Notary Public